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                                                                     EXHIBIT 2.3

                                SECOND AMENDMENT
                                       TO
                      AGREEMENT AND PLAN OF REORGANIZATION

    This Second Amendment to Agreement and Plan of Reorganization (the "SECOND
AMENDMENT"), dated as of January   , 2002, is entered into by and among Texas
Regional Bancshares, Inc., a Texas corporation ("TEXAS REGIONAL"), Texas
Regional Delaware, Inc. ("TRD"), a Delaware corporation and a wholly owned subsidiary of Texas Regional, and Riverway Holdings, Inc., a Texas corporation
("RIVERWAY HOLDINGS").

    WHEREAS, Texas Regional and Riverway Holdings entered into an Agreement and
Plan of Reorganization dated as of September 17, 2001, which was amended by that certain First Amendment to Agreement and Plan of Reorganization dated as of January 8, 2002 (the Agreement and Plan of Reorganization, as amended by the
First Amendment, is herein called the "AGREEMENT"); and

    WHEREAS, the Agreement contemplates the execution and delivery of a Holdback
Escrow Agreement pursuant to which a portion of the consideration will be held and distributed; and

    WHEREAS, the parties desire to execute this Amendment for the purpose of
(i) amending the terms of the Holdback Escrow Agreement and substituting the form of Holdback Escrow Agreement attached to this Second Amendment as Annex D for the form of Holdback Escrow Agreement originally attached as Annex D to the Agreement and (ii) updating the list of Principal Shareholders and substituting the list of Principal Shareholders attached to this Second Amendment as Annex A for the list of Principal Shareholders originally attached as Annex A to the Agreement

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement.

    2.  Upon execution of this Second Amendment, the form of Holdback Escrow
Agreement attached hereto as Annex D is hereby substituted in place of the form of Holdback Escrow Agreement as originally attached as Annex D to the Agreement for all purposes. Notwithstanding anything in the Agreement to the contrary, at Closing the parties shall execute the Holdback Escrow Agreement in the form attached as Annex D to this Second Amendment. Any reference to the Holdback
Escrow Agreement in the Agreement is, from and after the date hereof, deemed for all purposes to be a reference to the form of Holdback Escrow Agreement attached as Annex D to this Second Amendment.

    3.  Upon execution of this Second Amendment, the list of Principal
Shareholders attached hereto as Annex A is hereby substituted in place of the list of Principal Shareholders as originally attached as Annex A to the Agreement for all purposes. Any reference to the list of Principal Shareholders and to Annex A in the Agreement is, from and after the date hereof, deemed for all purposes to be a reference to the list of Principal Shareholders attached as Annex A to this Second Amendment.

    4. Except as expressly amended hereby, the terms of the Agreement shall remain in full force and effect.

    5. This Amendment may be executed in several counterparts, and all such counterparts, when so executed and delivered, shall constitute but one and the same agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                              Exhibit 2.3--Page 1
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    IN WITNESS WHEREOF, the parties have executed this Second Amendment to
Agreement and Plan of Reorganization as of the date first written above.

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
                                                       TEXAS REGIONAL BANCSHARES, INC.

                                                       By:               /s/ G. E. RONEY
                                                            -----------------------------------------
                                                                          Glen E. Roney
ATTEST:                                                               CHAIRMAN OF THE BOARD
/s/ PAUL S. MOXLEY
-------------------------------------------
Paul S. Moxley
SENIOR EXECUTIVE VICE PRESIDENT
                                                       TEXAS REGIONAL DELAWARE, INC.

                                                       By:                /s/ G.E. RONEY
                                                            -----------------------------------------
                                                                          Glen E. Roney
ATTEST:                                                                     PRESIDENT
/s/ PAUL S. MOXLEY
-------------------------------------------
Paul S. Moxley
VICE PRESIDENT

                                                       RIVERWAY HOLDINGS, INC.

                                                       By:          /s/ JACK H. MAYFIELD, JR.
                                                            -----------------------------------------
                                                                      Jack H. Mayfield, Jr.
ATTEST:                                                               CHAIRMAN OF THE BOARD
/s/ PATRICK C. REED
-------------------------------------------
Name:  Patrick C. Reed
Title:   Secretary

                              Exhibit 2.3--Page 2